SAFE HARBOR
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could”
are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-
looking statements and should consider all uncertainties and risks throughout the Annual Report on Form 10-K for the year ended December 31, 2011, including those described under “Risk Factors”. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: deterioration in consumers' and clients' confidence in our business, or in money transfer and payment service providers generally; changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic downturns and financial market disruptions; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; changes in immigration laws, interruptions in immigration patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new services and enhancements, and gain market acceptance of such services; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the realization of anticipated financial benefits from these acquisitions; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries;
decisions to change our business mix; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers;
adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us;
any material breach of security or safeguards of or interruptions in any of our systems; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; adverse rating actions by credit rating agencies; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-
based payment providers and electronic and Internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; changes in tax laws and unfavorable resolution of tax contingencies; cessation of various services provided to us by third-party vendors; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; significantly slower growth or declines in the money transfer market and other markets in which we operate; changes in industry standards affecting our business; (ii) events related to our regulatory and litigation environment, such as: the failure by us, our agents or their subagents to comply with laws and regulations designed to detect and prevent money laundering, terrorist financing, fraud and other illicit activity; changes in United States or foreign laws, rules and regulations including the
Internal Revenue Code, governmental or judicial interpretations thereof and industry practices and standards; liabilities resulting from a failure of our agents or subagents to comply with laws and regulations;
increased costs due to regulatory initiatives and changes in laws, regulations and industry practices and standards affecting our agents; liabilities and unanticipated developments resulting from governmental investigations and consent agreements with, or enforcement actions by, regulators, including those associated with compliance with, or a failure to comply with the settlement agreement with the State of Arizona; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the rules promulgated there-under and the creation of the Consumer Financial Protection Bureau; liabilities resulting from litigation, including class-action lawsuits and similar matters, including costs, expenses, settlements and judgments; failure to comply with regulations regarding consumer privacy and data use and security; effects of unclaimed property laws; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations;
and (iii) other events, such as: adverse consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks.
Exhibit 99.1

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

HIKMET ERSEK President & Chief Executive Officer STRATEGIES AND OVERVIEW Welcome Hosgeldiniz Willkommen

TODAY’S PRESENTATIONS Vision to complement existing strengths with new capabilities moving money for better Strategies and plans to accelerate growth

140M underserved businesses
28M cross-border
Sources: McKinsey & Co., “Half the World is Unbanked”, October 2009; CGAP, “Financial Access ” 2009; C.K. Prahalad, “Fortune at the Bottom
of the Pyramid” 2004; Hammond et all, “Purchasing Power at the Bottom of the Pyramid”, 2007; World Bank 2009 Bottom of the Pyramid
population, Company analysis. Excludes 1.5B-2B below poverty and children; IFC.
2B underserved consumers
OUR VISION
MICRO
2.1M
18.1M
119.8M
120M
650-850M
550-750M
800M-1B
CORE
Migrant Senders
Cash Receivers
250-500M
Businesses
Consumers
Western Union: The Premier Financial Service Provider for the Underserved

OUR FOCUS
Building from a strong foundation
Great assets in place
Leverage strengths to accelerate growth
Grow the core (more choice, more convenience)
Add new customers and services (Business Solutions, Ventures)
Drive margin expansion with accelerated growth
Opportunities and strategies in place
Focus on customers and strategy execution

unmatched global network unique customer relationship with the underserved strong global brand global AML/regulatory capabilities global organization with significant resources COMPETITIVE ADVANTAGES

COMPETITIVE ADVANTAGES
200 countries, territories
Over 16,000 corridors
Strong Agent relationships
500,000 locations
Digital, ATMs …
unmatched global network
strong global brand
global organization
with significant resources global AML/regulatory capabilities unique customer
relationship
with the underserved

COMPETITIVE ADVANTAGES
*Source: Western Union 2011 global consumer tracking study of consumers in money movement category strong global brand
global organization
with significant resources
unmatched global network
global AML/regulatory capabilities
unique customer
relationship
with the underserved
Brand awareness*
Global            82%
U.S.                80%
APAC             75%
MEA                88%
Europe/CIS    81%
70 million senders, plus receivers
19 million loyalty cards
Trust, reliability, convenience

COMPETITIVE ADVANTAGES
global organization
with significant resources
Strong balance sheet, cash flow
A- credit rating
Ability to source multiple currencies
Can leverage infrastructure to
offer new services
Offices and employees
around the world
strong global brand
unmatched global network
global AML/regulatory capabilities
unique customer
relationship
with the underserved

COMPETITIVE ADVANTAGES
global AML/regulatory capabilities
strong global brand
global organization
with significant resources
unmatched global network
unique customer
relationship
with the underserved
Complex AML/regulatory environment
Regulatory scrutiny in all markets
Bank Secrecy Act, Patriot Act, state money-
transfer laws, EU AML …
Western Union resources:
$60M annual spend; more than 600
employees in 6 continents

moving money for better STRATEGIC GROWTH AREAS GCFS Business Solutions Ventures Consumer money transfer Consumer bill pay Digital money transfer Stored value Data Ventures International B2B payments

GLOBAL CONSUMER FINANCIAL SERVICES
Favorable long-term market demographics
Aging population/need for workers
in developed countries
Surplus of workers in developing countries
Income differentials
WU strategies to accelerate growth
Increase penetration: 1M points of presence
Increase retention, loyalty through enhanced
consumer experience and marketing
*Source: Aite, Cross Border Money Transfer Update, July 2011

Population WU
Location/
Person
Location/
Sq. Mile
U.S.
314M 51,000 1/6,100 1/70
RUSSIA
138M 16,000 1/8,600 1/400
CANADA
34M 2,900 1/11,700 1/1,300
BRAZIL
206M 11,000 1/18,700 1/300
CHINA
1.3B 33,000 1/39,400 1/110
GLOBAL CONSUMER FINANCIAL SERVICES – PENETRATION

Agent Locations Strong growth opportunity from expanding Market share* n/a 7% 15% 17% * Source: Aite ** As of April 2012 GLOBAL CONSUMER FINANCIAL SERVICES

BUSINESS SOLUTIONS
Large market opportunity:
$24B revenue*
Underserved customer:
SMEs, specialized
verticals (law firms,
universities, financial
institutions)
* Source: McKinsey and Western Union estimates.

BUSINESS SOLUTIONS
Western Union assets:
Underserved focus
Cross-border money transfer
Global brand
Regulatory
Strong balance sheet
Agent network
Financial institution relationships
Business Solutions assets:
Strong platforms
Expertise
Sales force
Back-end bank network connections

BUSINESS SOLUTIONS The right growth strategies Deeper penetration More geographies Expanded services and channels Significant opportunity to increase 2% share today

VENTURES Leverage Western Union’s core strengths to offer additional services and obtain new customers Strengths Brand Network Access to 2B underserved AML and regulatory capabilities

VENTURES
Currency and Channel-Agnostic Platform with Four Core Functions
Digital Ventures
Access “money-movement services” when you want them, how you want them
Stored-Value Ventures
Provide viable, alternative methods of financial inclusion
Data Ventures
Deepen our customer relationships
Opportunities through our own services and with partners
Send/Receive
Store
Spend
Monetize

BUILDING THE BUSINESS THROUGH PARTNERSHIPS
MasterCard: A key partner for building the world’s largest global stored-value load network, enabling global bank-based sends and money transfers to cards.
Ericsson:
The world's leading provider of communications
technology connecting Western Union to global m-wallets.
Allianz:
A leading global integrated financial and insurance service
provider, together with Western Union will explore how to deliver more financial access to the underserved.

BUILDING THE BUSINESS THROUGH PARTNERSHIPS Ajay Banga, President and CEO, MasterCard Worldwide

VENTURES
Build and monetize global consumer database of the underserved
Vision to become leading global load/cash access network for stored value
Expanding digital business from strong foundation
Insurance Pay .com

WESTERN UNION RETAIL NETWORK
Western Union is the Hub: connects retail Agents
Trusted brand for consumers (reliable, fast, convenient)
Trusted partner for Agents
Compliance and regulatory
Currency exchange
Data network

WESTERN UNION NETWORK:  RETAIL / DIGITAL / ACCOUNTS
Western Union is the Hub
Trusted brand for consumers
Trusted partner for Agents
Retail, online, mobile …
Compliance and regulatory
Currency exchange
Data network
Connects all form factors

GROWTH PORTFOLIO FOR TODAY AND TOMORROW
Lifecycle stage
Ventures
Business
Solutions
C2C
C2B
Global Consumer
Financial Services
Data
Ventures
Stored
value
Digital
Social
Ventures
*Notes: C2C Retail includes Account-Based Money Transfer (ABMT) and excludes wu.com.
2011 B2B growth excludes Travelex Global Business Payments.  1% of revenue is other and is not included above.  See appendix for reconciliation of non-GAAP to GAAP financial measures.
2011 Revenue Growth
(constant currency)*
30%
31%
13%
2%
4%

*Notes: C2C Retail includes Account-Based Money Transfer (ABMT) and excludes wu.com.
2011 B2B growth excludes Travelex Global Business Payments.  1% of revenue is other and is not included above.  See appendix for reconciliation of non-GAAP to GAAP financial measures.
4%
2011 Constant Currency
Revenue Growth*
2% 13% 31% 30%
Accelerate Single-Digit 20% plus 40%-50% Low Double
Long-term revenue
growth objectives
79%
C2C Retail
11%
C2B
6%
B2B
2%
Digital
1%
Stored
Value
Good Growth
Low Growth
High Growth
Very
High Growth
Very
High Growth
GROWTH PORTFOLIO – OPPORTUNITIES FOR ACCELERATION
Q1 2012 - Percent of Revenue

WESTERN UNION: MOVING MONEY FOR BETTER Vision: Premier Financial Services Provider for the Underserved GCFS Business Solutions Ventures

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

SCOTT SCHEIRMAN Executive Vice President, CFO and Global Operations TOTAL SHAREHOLDER RETURN Welcome

moving money for better GCFS STRATEGIC GROWTH AREAS Consumer money transfer Consumer bill pay Ventures Digital money transfer Stored value Data Ventures Business Solutions International B2B payments

TOTAL SHAREHOLDER RETURN (TSR)
Strong opportunity to drive returns through
business acceleration and cash flow utilization
Opportunity to accelerate
Expansion opportunity as
revenue growth accelerates
2012: Retire 4-5% of shares
2% current yield

TSR – REVENUE GROWTH
*Note: see appendix for reconciliation of non-GAAP to GAAP financial measures.
-4%
2%
6%
2009 2010 2011
Reported
Revenue Growth
-2%
1%
4%
2009 2010 2011
Organic Constant Currency
Revenue Growth*

TSR – REVENUE GROWTH Opportunities for revenue acceleration Network expansion Increased customer retention New types of customers New services Economic improvement

79%
C2C Retail
Good Growth
11%
C2B
Low Growth
6%
B2B
High Growth
2%
Digital
Very High
Growth
1%
Stored
Value
Very High
Growth
4%
2011 Constant Currency
Revenue Growth*
2% 13% 31% 30%
GROWTH PORTFOLIO – OPPORTUNITIES FOR ACCELERATION
*Notes: C2C Retail includes Account-Based Money Transfer (ABMT) and excludes wu.com.
2011 B2B growth excludes Travelex Global Business Payments.  1% of revenue is other and is not included above.  See appendix for reconciliation of non-GAAP to GAAP financial measures.
Q1 2012 - Percent of Revenue
Accelerate Single-Digit 20% plus 40%-50% Low Double
Long-term revenue
growth objectives

C2C Operating Margin Operating Margin
TSR – MARGIN EXPANSION
C2C operating margin expansion offset by other businesses
*Operating Margin excludes one-time items.  See appendix for reconciliation of Non-GAAP to GAAP financial measures.
25.2%
25.0%
25.2%
26.6%
26.2% 26.2%
2009 2010 2011
GAAP Op. Margin Op. Margin*
27.3%
28.4%
28.6%
2009 2010 2011

TSR – MARGIN EXPANSION
Targeting long-term margin expansion; Revenue
growth and productivity initiatives key drivers
Margin Drivers
Revenue growth: operating
leverage
Commissions
Fixed cost optimization
Other Factors
Investments
Acquisition amortization
Currency hedges
Business Mix
Compliance – Dodd Frank

$4.1B Total Expenses 2011
TSR – MARGIN EXPANSION
Margin key drivers, variable costs
65% variable costs
Commissions 85% of variable
costs
Expense optimization opportunities
Location expansion
Signing new agents and renewing
existing agents at lower rates
Non-exclusive receive locations in
some markets
Super-agent acquisitions in Europe
($ Billions)
$1.5
$2.6
$2.2
$0.4
Fixed Variable Commissions Ops/Other

C2C Commissions as a Percent of Revenue TSR – MARGIN EXPANSION 48.4% 46.1% 46.3% 45.8% 2008 2009 2010 2011

$4.1B Total Expenses 2011
TSR – MARGIN EXPANSION
Margin key drivers: fixed costs
35% of total costs
Revenue leverage
Expense optimization
Accelerated revenue growth leads
to operating leverage
($ Billions)
$1.5
$2.6
Fixed Variable

TOTAL SHAREHOLDER RETURN Net Income Growth Share Repurchases Dividends + Revenue Growth + Margin Expansion + Utilization of Operating Cash Flow

TSR – UTILIZATION OF OPERATING CASH FLOW
$4.4B
$4.3B
Operating Cash Flow
Net Borrowing Proceeds
Option Proceeds
Other Sources
CAPEX
Dividends
M & A
Share Repurchases
Low Capital Intensity Drives Strong Operating Cash Flow Generation

TSR – UTILIZATION OF OPERATING CASH FLOW
Capital allocation
Balance sheet framework:  maintain A- credit rating for business relationships
Gross debt/EBITDA of approximately 2x
Year-end cash balance of approximately $1.5 billion
Deployment priorities
Reinvest in business
“Normal” long-term capital spending approximately 3% of revenues (2012 higher)
Strategic M&A
Return to Shareholders

TSR – UTILIZATION OF OPERATING CASH FLOW
Return of funds to shareholders
Domestic cash availability
Q1 2012 domestic cash balance approximately $700 million
Due to tax agreement and planning, majority of cash generated over next 12 months available domestically
Approximately 35% of operating cash flows going forward
Debt can grow with EBITDA

$0.0
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
4Q09 4Q10 2Q11 1Q12
Quarterly Dividend
$0
$200
$400
$600
$800
$1,000
$1,200
2009 2010 2011 2012E
Share Repurchase Dividend
TSR – UTILIZATION OF OPERATING CASH FLOW
Dividend Levels
Repurchases and Dividends
($ Millions)
Significant Return of Funds to Shareholders
$0.06
$0.07
$0.08
$0.10
$400
$584
$800
$400-
$600
$41
$165
$194
$250

TSR – UTILIZATION OF OPERATING CASH FLOW
Return of funds to shareholders:  balanced approach
Dividends
Currently $0.10 quarterly
Target annual increases with business growth
Reevaluate with Board periodically
Share repurchase
Strong buy-back, purchase below intrinsic value
Business supports strong cash flow return to shareholders

TOTAL SHAREHOLDER RETURN
Double Digit EPS Growth
Strong opportunity to drive returns through
business acceleration and cash flow utilization
2012: Retire 4-5% of shares
Opportunity to accelerate
Expansion opportunity as
revenue growth accelerates
2% current yield

STRATEGIC GROWTH AREAS Consumer money transfer Consumer bill pay Digital money transfer Stored value Data Ventures International B2B payments GCFS Business Solutions Ventures moving money for better

WESTERN UNION
INVESTOR DAY | 2012

WESTERN UNION
moving money for better

Appendix

NON-GAAP MEASURES
Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change Custom House, TGBP and constant currency adjusted, operating income margin excluding  settlement accrual, restructuring and TGBP integration expense, 2012 revenue change outlook
TGBP and constant currency adjusted, Consumer-to-Consumer Retail revenue change constant currency adjusted, Consumer-to-Business revenue change constant currency adjusted, Business Solutions revenue change TGBP and constant currency adjusted, Digital revenue change constant currency adjusted and
Stored Value revenue change constant currency adjusted.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below.

RECONCILIATION OF NON-GAAP MEASURES
(in millions)
FY2009 FY2010 FY2011
Consolidated Revenue Growth
Revenues, as reported (GAAP) 5,083.6 $       5,192.7 $       5,491.4 $
Reversal of Custom House revenues, including foreign currency translation impact (a) (30.8)             (110.3)           N/A
Reversal of TGBP revenues, including foreign currency translation impact (b) N/A N/A (35.2) $
Foreign currency translation impact (c) 119.5            36.8               (38.0)
Revenues, Custom House, TGBP and constant currency adjusted 5,172.3 $       5,119.2 $       5,418.2 $
Prior year revenues, as reported (GAAP) 5,282.0 $       5,083.6 $       5,192.7 $
Revenue change, as reported (GAAP) (4)% 2% 6%
Revenue change, Custom House, TGBP and constant currency adjusted (2)% 1% 4%
Consolidated Operating Margin
Operating income, as reported (GAAP) 1,282.7 $       1,300.1 $       1,385.0 $
Reversal of settlement accrual (d) 71.0               N/A N/A
Reversal of restructuring and related expenses (e) N/A 59.5               46.8
Reversal of TGBP integration expense (f) N/A N/A 4.8
Operating income, excl. settlement accrual, restructuring and TGBP integration expense 1,353.7 $       1,359.6 $       1,436.6 $
Operating income margin, as reported (GAAP) 25.2% 25.0% 25.2%
Operating income margin, excl. settlement accrual, restructuring and TGBP integration expense 26.6% 26.2% 26.2%
Consolidated Revenue Outlook
Revenue change (GAAP) 4% 6%
Reversal of TGBP revenues, including foreign currency translation impact (b) (4)% (4)%
Foreign currency translation impact (g) 2% 2%
Revenue change, TGBP and constant currency adjusted 2% 4%
Range

RECONCILIATION OF NON-GAAP MEASURES
(in millions)
FY2011
Consumer-to-Consumer (C2C) Retail Revenues
Revenues, as reported (GAAP) 4,489.9 $
Foreign currency translation impact (c) (35.8)
Revenues, constant currency adjusted 4,454.1 $
Prior year revenues, as reported (GAAP) 4,296.8 $
Revenue change, as reported (GAAP) 4%
Revenue change, constant currency adjusted 4%
Consumer-to-Business (C2B) Revenues
Revenues, as reported (GAAP) 608.9 $
Foreign currency translation impact (c) 6.4
Revenues, constant currency adjusted 615.3 $
Prior year revenues, as reported (GAAP) 604.0 $
Revenue change, as reported (GAAP) 1%
Revenue change, constant currency adjusted 2%

RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Business Solutions (B2B) Revenues
Revenues, as reported (GAAP) 161.1 $
Reversal of TGBP revenues, including foreign currency translation impact (b) (35.2)
Foreign currency translation impact (c) (5.7)
Revenues, excluding TGBP and constant currency adjusted
120.2 $
Prior year revenues, as reported (GAAP) 106.7 $
Revenue change, as reported (GAAP) ***
Revenue change, TGBP and constant currency adjusted 13%
Digital Revenues
Revenues, as reported (GAAP) 126.2 $
Foreign currency translation impact (c) (3.4)
Revenues, constant currency adjusted 122.8 $
Prior year revenues, as reported (GAAP) 93.5 $
Revenue change, as reported (GAAP) 35%
Revenue change, constant currency adjusted 31%
Stored Value Revenues
Revenues, as reported (GAAP) 32.3 $
Foreign currency translation impact (c) 0.4
Revenues, constant currency adjusted 32.7 $
Prior year revenues, as reported (GAAP) 25.1 $
Revenue change, as reported (GAAP) 29%
Revenue change, constant currency adjusted 30%
*** Calculation of growth percentage is not meaningful due to the impact of the TGBP acquisition in November 2011.
FY2011

RECONCILIATION OF NON-GAAP MEASURES
(a)
Represents the incremental impact, including the impact from fluctuations in exchange rates, when applicable, of Custom House on Consolidated revenue.
(b)
Represents the incremental impact, including the impact from fluctuations in exchange rates, when applicable, of Travelex Global Business Payments ("TGBP") on
Consolidated revenue.  Also, represents the incremental impact of TGBP on Business Solutions revenue.
(c)
Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
(d)
Represents the accrual for an agreement to resolve the Company's disputes with the State of Arizona and certain other states and to fund a multi-state not-for-profit organization focused on border safely and security ("settlement accrual").
(e)
Restructuring and related expenses consist of direct and incremental expenses including the impact from fluctuations in exchange rates associated with restructuring and related activities, consisting of severance, outplacement and other related benefits; facility closure and migration of the Company's IT infrastructure; and other expenses related to the relocation of various operations to new or existing Company facilities and third-party providers, including hiring, training, relocation, travel, and professional fees. Also included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and the acceleration of depreciation and amortization.
(f)
TGBP integration expense consists primarily of severance and other benefits, retention, direct and incremental expense consisting of facility relocation, consolidation and closures; IT systems integration; and other expenses such as training, travel and professional fees. Integration expense does not include costs related to the completion of the TGBP acquisition.
(g)
Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
Non-GAAP related notes:

STEWART A. STOCKDALE President & EVP, Global Consumer Financial Services GLOBAL CONSUMER FINANCIAL SERVICES: OVERVIEW & STRATEGIES Bienvenidos WELCOME

KEY HIGHLIGHTS FROM 2011 Highest growth since 2008 All regions contributed to growth Payments returned to growth FY 2011

C2C REVENUE GROWTH 2009 – 2011
Region (reported) 2011
North America 3%
Europe & CIS 3%
Middle East & Africa 4%
Asia Pacific 10%
LACA 7%
All regions contributed to growth in 2011
Priorities in place to help accelerate growth

2012 PRIORITIES FOR GROWTH
Assert  Our
Leadership
Know Customers
and Delight Them
Go Deep in Must
Win Markets
Fuel and Fund the
Growth Vision
RETAIL
PRESENCE
CUSTOMER
EXPERIENCE
ADJACENCIES
OPERATING
MODEL

EXPANDING RETAIL PRESENCE
Accelerate location growth
Win strategic accounts
Fill the “white space”
Invest and drive a sales culture
Hunter vs. Farmer model (150 new positions)
North America – 200
Europe  – 240
MEA  – 10
APAC – 40
LACA  – 100

DIVERSIFYING CLASSES OF TRADE
Leadership in postal networks
Penetrating North America banks
Accelerating new European retail*
Expanding points of presences globally
Flagship locations
ATMs
Kiosks
Convenience stores
*Expanded retail locations available through Payment Services Directive (PSD)

NORTH AMERICA BANKING CLASS OF TRADE
Continued sales momentum
ABMT almost 20% of
bank volume
Accessing new customer
segments
Principal per transaction
double the non-bank class of
trade average
16%
YOY
Bank Class of Trade
Transaction Trends

NEW EUROPEAN RETAIL CLASS OF TRADE
Rapid growth and acceleration
Independent trends are strong
Convenient and accessible
Preferred class of trade by
migrant consumers
New European Retail Transactions*
* Countries Opened by Payment Services Directive (PSD)

Prioritize Agents and Size the Opportunity Market Size High Low Low High AGENT VALUE PROPOSITION Actively Retain Develop Strategic Partnership Negotiate Aggressively Actively Optimize

Chetan Mehra, Director, Weizmann Forex Ltd. AGENT PARTNERSHIP

WEIZMANN FOREX LTD – INTRODUCTION
Weizmann Forex Ltd (WFL):
Multidimensional Weizmann Group
Revenues US $700M
Principal  Agent of Western Union
since 1998
1,700 experienced professionals
servicing valued customers PAN India
Payout made during 2011 US $1.8B

WESTERN UNION – INDIA
100,000 strategically placed locations
Larger than entire bank branch network
Most reputed brands in India
working with WU
Strong agent relationship
Most trusted brand
98% brand awareness
“
1 Out of Every 5 Global WU Locations”

WEIZMANN FOREX LTD – RISE IN LOCATIONS Western Union Financial Services, India – 21,000 th Location The United Western Bank Fort, Mumbai, India – March 2005

WEIZMANN FOREX LTD – WESTERN UNION
PARTNERSHIP: A PROMISING FUTURE
Financial Inclusion
– Helping underserved
Untapped Market
– Penetration
Villages and small towns
Continued Expansion
– Successful
relationships
More than 26 state owned banks and
12,700 sub agents
Focus on Transforming Business
Western Union Business Solutions
Prepaid cards

IMPROVING THE CUSTOMER EXPERIENCE Customer insights Communicate and offer new services Drive share of wallet Revolutionize the retail experience

PURSUING ADJACENCIES “Go deep” in key markets Account based and intra “Fill the bucket” Premier partnerships More Services = More Profit per Customer More for Agents

GLOBAL PAYMENTS RETURNING TO GROWTH
U.S. payments turnaround
Innovation in U.S. cash and electronic
More than 10,000 billers
New biller verticals
Small business portal
Text to pay
Strong growth from South America
More than 600 Million Transactions

BRINGING IT ALL TOGETHER
Assert  Our
Leadership
Know Customers
and Delight Them
Go Deep in Must
Win Markets
Fuel and Fund the
Growth Vision
RETAIL
PRESENCE
CUSTOMER
EXPERIENCE
ADJACENCIES
OPERATING
MODEL
Scalable Operating Model to Drive Margin Expansion
as Revenue Accelerates

GLOBAL CONSUMER FINANCIAL SERVICES
LEADERSHIP TEAM
Drina
Yue
Middle East &
Africa
Jean Claude
Farah
Latin America &
Caribbean
Odilon
Almeida
Asia Pacific
North America
Victoria
Lopez-Negrete
Europe & CIS
Jan
Hillered

Добро пожаловать

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

JAN HILLERED Senior Vice President, Europe & CIS EUROPE & CIS WELCOME WILLKOMMEN BIENVENUE VÄLKOMMEN

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

EUROPE AND CIS 53 countries $1.3B 2011 revenues Top countries France United Kingdom Italy Germany Russia Spain 80M migrants

EUROPE AND CIS
140,000 locations
Western Union International Bank
19 WU.com transaction sites
33 account based MT banks signed
23,000 ATMs active in 6 countries
Launched prepaid card in Germany,
United Kingdom and Austria

austerity
Europe
Debt
Crisis
France
Germany
Spain
UK
cash
bond
money
spending
Junk
Italy
Malta
Lithuania
Austria
Capital
Hungary
Belgium
Greece
Cyprus
Netherlands
Slovenia
Denmark
Inflation
Slovakia
Portugal
Estonia
Romania
Currency
Ireland
Latvia
Poland
Czech
Luxembourg
Sweden
Finland
Bulgaria

The FUTURE is ON SALE
www.memusend.co.uk

The Economist
On the edge
Why the euro crisis has just got a lot worse

TIME
CAN THIS MAN SAVE EUROPE?

TIME
THE DECLINE
AND FALL OF
EUROPE

The Economist
Can anything perk up Europe?

DAILY EXPRESS
68F IT'S GOING TO BE HOTTER THAN HAWAII THIS WEEK
YOU PAY £500 TO RESCUE GREECE
Madness...British families are hammered again in EU crisis
KATE REVEALS HER PUPPY LOVE

DER SPIEGEL
DAS LETZTE GEFECHT
Wie Europa seine Währung ruiniert

HUMAN ERROR.

The Economist
Is this really the end?

48 HOURS TO SAVE THE EURO

Libération
Crise grecque
L'Europe à la dérive

Marketplace BBC
EURO CRISIS CONTAGION

MACRO ECONOMICS
1.
4.7
1. 7
3.
0.7
4.
0.5
7
1.6
2
0
1.8
7
3. 9
0.7
.3
Eurozone CIS France Germany Spain Russia Italy UK
Real GDP YoY Growth Rate, Yearly 2010 2014f (in %)
2010 2011 2012f 2013f 2014f
Unemployment Rates, Yearly 2008- 2012f (in %)
5
1
3
0.
4.
.
0.
2
2
- -
2
4
6
8
10
12
14
16
18
20
24
26
2008 2009 2010 2011 2012f
Eurozone France Germany
Spain Russia Italy
0
22
–
2008 2009 2010 2011 2012
40.
-20.0
0
Sentiment Indicators European Union
- 0
0.
Source: Eurostat
Source: IHS Global Limited; Copyright © IHS Global Limited, 2012. All rights reserved
Source: IHS Global Limited; Copyright © IHS Global Limited, 2012. All rights reserved

NEW EUROPEAN RETAIL (PSD)
Sales force increased by 40%
Growing our footprint
Exceeded 2011 target of 1% of
total company revenues
Ensuring customer convenience
Targeting double digit revenue
growth for 2012
“Western Union pays me a
provision on each transaction …
since I’ve been offering Western
Union, my revenue increased by
30%.”
Ayedin Ugur, Internet Café and Call
Shop owner, Hamburg, Germany
Agent Testimonial –
Independent, Germany

EURO MONEY TRANSFER
Replicating the success of
U.S. Domestic repositioning
Accelerating growth for low band
offering in Eurozone
Gaining new customers and higher
frequency from existing
FY 2010 FY 2011 Q1 2012
Domestic in Eurozone
Trx growth Revenue growth

SUPER AGENT ACQUISITIONS (COSTA AND FININT)
Builds on 2009 Fexco acquisition
Moving closer to the customer
Direct control of 30% of distribution network in Europe
Single sales organization
Gaining scale and efficiencies in back office infrastructure

RUSSIA TURNAROUND STRATEGIES
Distribution
Enter retail class of trade
Self service
Brand Awareness
Launch of Sberbank
Marketing programs
Pricing Techniques
Tiered pricing
Attractive high band offer
RUSSIA

GROWTH DRIVERS Corridor Promotions Retail Expansion Grassroots Activations Dedicated Locations New Products Customer Promotion Pan European Campaigns New Channels

أهلا وسهلا

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

JEAN CLAUDE FARAH Senior Vice President, Middle East & Africa MIDDLE EAST & AFRICA Bienvenue WELCOME

MIDDLE EAST & AFRICA 66 countries $860M 2011 revenues Top countries Saudi Arabia United Arab Emirates Morocco

40,000 AGENT LOCATIONS 21 SIGNED CONTRACTS 14 SIGNED CONTRACTS MIDDLE EAST & AFRICA Brand awareness 88% Business mix Outbound 43% Inbound 54% Intra 3%

2011 – AN EVOLVING ENVIRONMENT MEA conflicts Migration shifts $120 oil price Moderate economic growth Emerging opportunities

CONTINUE TO DRIVE WINNING STRATEGIES Customers Execution Growth Minimize The Socio-Economic Impact

MEETING OUR CUSTOMER & MARKET NEEDS
Service availability
New agents
Footprint expansion
Nous avons le plaisir de vous
informer de la reprise du service
Western Union en Côte d’Ivoire,
Réception et envoi
de transferts d’argent
SOMALILAND NAMIBIA

DRIVING GROWTH & BUILDING MOMENTUM New channel - ABMT

DRIVING GROWTH & BUILDING MOMENTUM Driving loyalty

DRIVING GROWTH & BUILDING MOMENTUM Enhancing visibility

CASE STUDY: DRIVING MEA GROWTH TO APAC Customer focused Harnessing opportunity Portfolio management Increased presence 4% 4% 6% 6% ECONOMIC DOWNTURN ARAB SPRING MEA to APAC (REVENUE)

IN CLOSING Gulf economies rebounding Crisis countries opened Emerging Africa Channel diversification

歡迎

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

DRINA YUE Senior Vice President, Asia Pacific ASIA PACIFIC Welcome

ASIA PACIFIC 44 Countries and territories 2011 Revenues: $660 Million Top Inbound Countries India Philippines China Top Outbound Countries Australia Malaysia Singapore Hong Kong

ASIA PACIFIC: A SNAPSHOT 210,000+ locations 25 ABMT banks signed 7 Mobile partners signed 254 Agents

ASIA PACIFIC
Customer-centric
Enhance in-bound corridors
Build on intra-APAC and outbound
Grow retail network and enable new
channels
Deploy new products to address new
market opportunities
Five Point Strategy To Bolster Growth

*Source: World Bank
MONEY MOVEMENT: ASIA-PACIFIC IN-BOUND
The Stalwarts and Emerging Tigers
INDIA
CHINA
PHILIPPINES
BANGLADESH VIETNAM INDONESIA
Top 10 Recipients of
Migrant Remittances*
1. India
2. China
3. Mexico
4. Philippines
5. Egypt
6. Pakistan
7. Bangladesh
8. Nigeria
9. Vietnam
10. Lebanon

MONEY MOVEMENT: APAC REVENUES DIVERSIFYING With APAC Outbound / APAC Intra / DMT APAC INBOUND 64% APAC OUTBOUND 8% APAC INTRA 25% DMT 3% APAC INBOUND 56% APAC OUTBOUND 10% APAC INTRA 31% DMT 3%

Malaysia
Hong Kong
Korea
Japan
MONEY MOVEMENT: OUTBOUND KEY PLAYERS
All Corridors In and Out of Asia Pacific
+ Increased GDP growth
+ Aggressive
development agendas
+ Aging population
= Resulting in more migration
within APAC
Australia
Singapore
Taiwan
NZ/Isles

INDIA FOCUS:
NEW CHANNELS TO SEIZE NEW SHARE
India Remittances: $64B
*
Leader in cash-to-cash with
100K+ retail network
Opportunity to expand to new
segments
Account based and prepaid cards
launches in 2012
Retail Captures Majority of C2C Transfers
*Source: World Bank Migration Development Brief April, 2012
DIRECT TO
BANK $9B
FOR. CURRENCY
NON-RESIDENT
$28B
CASH-TO-CASH
$13B
A/C TO A/C $14B
$64B
*

JAPAN FOCUS: 4 CHANNELS ACTIVATED - 18 MONTHS
1. Retail expansion
2. Online ABMT:
Launched with
Seven Bank
Poised to Tap $5B
*
Market Potential
*Source: Bank of Japan Reports & Research Paper (2011 March)
3. ATMs:
16,000
4.
Retail kiosks: 9,000

Malaysia
Thailand
Japan
Korea
Vietnam
Philippines
China
Australia
Alternative Channels Serving New Consumers
Indonesia
India
Philippines
China
Malaysia
Philippines
Bangladesh
Vietnam
China
Japan
Japan
Taiwan
Australia
NZ
INTO 90+% BANKS
RETAIL  TO
BANK ACCOUNT
SELF-SERVICE
MOBILE DEALS:
7 MNOs
BUYING WITH
CASH ONLINE
24/7 ATMs: 16K+
KIOSKS: 10+
WU.COM
WORLD BUYS
FROM ALIBABA
ONLINE PORTAL
25 BANKS:
SEND/RECEIVE
MONEY MOVEMENT: ADJACENCIES/GOING DEEP

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

VICTORIA LOPEZ-NEGRETE Senior Vice President, North America NORTH AMERICA Bienvenidos WELCOME

NORTH AMERICA Three countries $1.7B 2011 revenues Top corridors: U.S. domestic money transfer U.S. to Mexico U.S. to Philippines

NORTH AMERICA 70,000 locations Long standing relationships 7 ABMT banks signed

STRATEGIES TO DELIVER GROWTH
Enhance the customer and agent experience
Expand and diversify distribution footprint
Broaden the product portfolio
Continue U.S. payments turnaround
Evolve and improve Mexico business

IT ALL BEGINS AND ENDS WITH OUR CUSTOMER 20M money transfer senders Providing consumer choice 4.0 7.5 Annual Transaction per Consumer Single Product vs. Multi Product Single Multi

-7%
-8%
-9%
5%
18%
28%
35%
29%
21%
19%
14%
11%
12%
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Domestic Transactions
Transactions Growth
U.S. DOMESTIC MONEY TRANSFER & CONSUMER BEHAVIOR
All time highs
Higher frequency
New consumers
Short distance sends
Intra city
Growing from 10% to more
than 20% of total volume
Losing share
Repositioning
Revenue
growth

WINNING DISTRIBUTION
Continued momentum with banks
Retail and account based solutions
Strong distribution with large retailers
Pursuing non-traditional networks
Retail expansion via independents
Small shops in ethnic neighborhoods

GROWING MEXICO FOR BETTER Addressing market challenges Opening of in-country network Direct relationships with agents Expanded services / channels Drive WU brand equity

CLOSING SUMMARY
Successful execution on the strategy
Improving portfolio of services for sustained growth
Solid momentum with banks
Expanding distribution & product diversification
Investing in Mexico to accelerate growth

ODILON ALMEIDA Senior Vice President, LACA LATIN AMERICA AND THE CARIBBEAN Bem-vindos Welcome Bienvenidos

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

LATIN AMERICA AND THE CARRIBBEAN 48 countries and territories $620M 2011 revenues Top countries Argentina Colombia Dominican Republic Jamaica

LATIN AMERICA AND THE CARRIBBEAN 40,000 locations 3,500 billers 5 mobile contracts Bolivia El Salvador Guatemala Honduras Paraguay

LACA STRATEGIES DRIVING GROWTH Money transfer by phone to account Argentina, Brazil, Chile, Ecuador and Peru 350 Banks 150M account holders Payments expansion Peru, Panama, Venezuela and Brazil

PAGO FACIL CONTINUES TO DELIVER VALUE Acquisition completed in 2006 Bill Payments in Argentina Expanding in select markets

LACA MONEY TRANSFER & BILL PAYMENTS REVENUE GROWTH RATE 10% CAGR (2006 - 2011)

LACA HAS DIVERSIFIED ITS REVENUE STREAM Money Transfer & Bill Payments Revenues (Mix %) Money Transfer & Bill Payments Revenues (Mix %) Outbound & Intra Inbound Payments 2006 2008 March 2012

LACA IS SET UP FOR CONTINUED GROWTH
Grow the retail network
Continue driving revenue mix strategies
Build presence in Brazil
Expand Account Based Money Transfer
Extend offerings across multiple channels

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

RAJ AGRAWAL President, Business Solutions BUSINESS SOLUTIONS: OVERVIEW & STRATEGIES WELCOME Namaste

STRATEGIC AREA OF GROWTH FOR WU
Low double-digit revenue
growth
Long-term trade growth
at ~2X GDP
13% revenue growth (constant
currency) for legacy WUBS
organization in 2011
Approximately $400MM
revenue in 2012
$24B market opportunity
~1,900 employees
95,000+ customers

Leading propositions:
Financial institutions
Law firms
Universities
Strong product and functionality
capabilities
Extensive banking relationships
Leading provider of international
business payments
71 country ACH clearing
Two Great
Organizations
Better as One
COMPLEMENTARY ASSETS AND CAPABILITIES
Reliable, flexible and easy-to-use
platforms
Large network of correspondent
banks
Local market expertise / diverse
range of countries
Balance sheet strength
Brand
Licensing and compliance
business solutions

Payment Retail to retail Account to account
Typical PPT $300 - $500 $15,000 - $25,000
Revenue Mainly transaction fee Mainly FX spread
Typical RPT $15 - $30 $75 - $150
Sales Channel FLA’s / Retail Direct Sales / Dealing
BUSINESS OVERVIEW
Money Transfer (C2C) Business Solutions (B2B)
Payment Cross-border Cross-border
Core Customers Focus on underserved Focus on underserved
Brand Trust, speed, reliability Trust, speed, reliability

Tools and operational support
to manage large payment files;
wide range of currency options
Pay “From Your Account”
Cash payment options
Marketplace solutions
Branch solution
Electronic solutions
Spot, forward, options
Payment accuracy,
speed and administration
Multiple countries
Cost
Escrow
Time
Tracking
Market fluctuations
Carpet Importer
Hassan Bassir
Handbag Exporter
Miahua Huang
Pension/
Payroll
OUR CUSTOMERS
THEIR PAIN OUR SOLUTION

OUR CUSTOMERS
THEIR PAIN OUR SOLUTION
Financial
Institutions
Law Firms
Education
Charities
Investment:
systems/staff
Time to market
Collect and reconcile tuition
and fees from international
students
Managing multiple inbound and
outbound currencies
Global movement of funds,
often remote;
donor management
FI resells WUBS FX solution
Local currency and easy payment
process; broad range of currencies;
reconciliation
Integrated with existing accounting
systems; risk management and
scheduled payments
Simplified management of incoming
and outgoing funds

PAYMENTS COMPLETED
IN MULTIPLE METHODS
Same day and next
day high-value wires
Low-value wires
Domestic funds
transfer (EFT)
International drafts
Real-time
communication
OUR PRODUCTS
Simple
Rate Certainty
SPOT PAYMENTS
Future FX transaction
Risk management tool
FORWARD CONTRACTS
Flexibility
EXCHANGE RATE BIDS/OPTIONS

OUR CHANNELS Branch Model Partners / Self-service direct application use Simplified, web-based platform

OUR CHANNELS Branch Model Partners / Self-service direct application use Simplified, web-based platform

OUR CHANNELS Branch Model Partners / Self-service direct application use Simplified, web-based platform

COMBINING “BEST OF BOTH” BUSINESSES TO DRIVE GROWTH
Geographic
Expansion
Direct in top
importing markets
Scalable partner
and online
models
elsewhere
Product
Choice
Charity hub
Account to retail
Multiple
Channels
Direct
Online,
self-service
Vertical channel
partners
Agents
Target Customers:
Wider View
Industry verticals
Repeat payments:
high volume, low
principal
Exporters
Risk Management

GROWTH STRATEGY Europe: Country Asia: Significant Opportunity 25 send countries 135+ currencies 200+ countries 71 countries through direct clearing network WUBS Existing Country expansion

EXECUTION PRIORITIES
Deliver on growth objectives
Gain share
Geographic, product and channel expansion
Retention and expansion of wallet share with existing clients
Acquire new clients through investment in direct sales resources
Continued growth via partnership model
Integration focus
Scale
Cost efficiency

Καλησπέρα

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

KERRY AGIASOTIS Regional Divisional Director, APAC BUSINESS SOLUTIONS: CUSTOMERS & SALES WELCOME

MORE THAN 95,000 CLIENTS GLOBALLY
Presence in 25 countries
Customers across all industries
and market segments
Strong customer centric
business model
Experts in foreign exchange and
international payments
135+ payment currencies to 200+
countries, 71 directly through
clearing network

Branch Hubs – includes all roles supporting complete customer lifecycle
Sales Offices – remote sales executives with geographic or vertical responsibility
SALES ORGANIZATION DESIGN
Localized design to achieve in
market objectives
Right mix of Hunter and Farmer
resources
Hub and spoke geographic
structure
Important enabler of
geographic expansion strategy

Corporate ($500M+)
High volume integrated payments
Select
Opportunities
SME IS THE FOUNDATION OF OUR BUSINESS
CLIENT GROWTH IN ALL SEGMENTS
SME ($10M-$500M)
FX and payment process management
Micro (<$1M-$10M)
Simple cost effective payments
Direct
Sales
On-Line
Service Channel

EMBEDDED PAYMENTS THROUGH VERTICAL SOLUTIONS
The benchmark service for banks, universities and law firms
Integrated with existing core processing or ERP systems
More than 700 Financial Institution clients world wide
Expanded services for clients of mid-tier financial institutions
Financial
Institutions
Simplifies payments for international students made in local currency
Drives back office reconciliation efficiencies for education institutions
Educational
Institutions
Tailored solution to the Legal IP industry
Enables price certainty to clients for future payments
Law Firms

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

DIANE SCOTT Executive Vice President & Chief Marketing Officer and President, Western Union Ventures WESTERN UNION VENTURES WELCOME

VENTURES:  STRATEGIC FOCUS
The preference for cash is strong globally**
Leverage Our Core Assets: Brand, Customer, Network, Compliance
% cash payments and purchases by region***
57%
96%
84%
96%
99%
96%
61%
*Source: McKinsey & Co., “Half the World is Unbanked”, October 2009;  CGAP, “Financial  Access” 2009; C.K. Prahalad, “Fortune at the Bottom of the Pyramid” 2004;
Hammond et all, “Purchasing Power at the Bottom of the Pyramid” , 2007; World Bank 2009 Bottom of the Pyramid population,  Company analysis
**Source: McKinsey “Perspectives on Worldwide Payments”, February 2010    ***%=C2B Payments & Consumer Purchases in Cash by Region
Connecting 2B* Underserved Consumers and Retail to a Digital World

WU 3.0
Transaction
Focused
Gold Card
Membership
WU 2.0
Registered Customer
Relationships
Creating Loyalty
19M Members, 70 Markets
BUILDING DEEPER CUSTOMER RELATIONSHIPS
WU 1.0
Processing
Transactions
A Deeper Relationship,
Part of Their Daily Lives

MARKET, CUSTOMER AND TECHNOLOGY
ENABLED INNOVATION
Data Ventures
(Value Add Services – Attachment Revenues)
Digital Ventures
(Web, Mobile – New Channels)
Stored Value Ventures
(Card, Mobile, Digital – New Products)
Send / Receive
Store
Spend
Monetize
1
2
3

DIGITAL: A GROWING MARKET OPPORTUNITY
Fast growing digital market
Market share opportunity
Channel adoption growth
New customer segments
Smartphone adoption
Growth in remittance and
expansion to new use cases
International P2P Money Transfer (IMT)
USD Billions in principal
Source: McKinsey Payment Map 2010, Aite, World Bank Analyses
wu.com
revenue
CAGR
40-50%
24% p.a.
20
37
110
eChannel
2005 2010 2015
eChannel
13% p.a.

DIGITAL VENTURES
Today – Gaining Momentum
Growth accelerating from single digit to
35% in 2011
$35M investment in new products,
technology and talent (2012)
Enhanced pay in/pay out options
WU Mobile as a stand alone financial
service or with 3
rd
party mobile partners
Vision: The Largest Cross Border Digital “Agent”

STORED VALUE: AN ATTRACTIVE OPPORTUNITY
Prepaid market forecasted to grow at a
20% CAGR globally
through 2015
$628B market opportunity (GDV)
Estimated global market revenue opportunity
of $13-$20B
Complementary and large revenue potential
Monetizing remittance flows
Utilizing the WU agent base beyond
Money Transfer
Source: BCG MasterCard Prepiad Market Sizing (2010) and internal estimates.

STORED VALUE VENTURES
Today – Gaining Momentum
2012-geographic expansion to
10 markets
Broaden customer relationships to
enable adjacent revenues
Offer new ways for customers to
access stored value
Enable P2P money transfers,
bill pay and more
Leverage partnership model to drive scale
Vision: The World’s Largest Global Reload/Cash Access Network

DATA VENTURES: BIG DATA… GLOBAL SCALE
Truly global, 200+ markets
Migrant diaspora knowledge depth
SME/VSE unique insights
Monetization opportunities
Cross sell other financial services
Co-branded partner offerings
Data augmentation
Vision: The World’s Largest
Database Of Underserved Customers
Western Union
Customer Base Underserved Beyond Money Movement

Western Union Ventures Connecting the 2 Billion Underserved STORED VALUE DATA DIGITAL

أهلا وسهلا

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

KHALID FELLAHI Senior Vice President & General Manager, Western Union Digital WESTERN UNION VENTURES: DIGITAL Bienvenue WELCOME

Current state
Future state
WESTERN UNION DIGITAL ROADMAP
Digital presence online and mobile
$100M+ revenue, growth
accelerating from single digit to
35% in 2011
Limited features, customer
experience
Strategic partnerships with mobile
network operators
Enabling digital channels globally
$500M+ revenue by 2015, millions of
customer relationships send/receive
State of the art platform
Global hub connecting all combinations
of accounts, wallets and cash
Significant investment, dedicated
San Francisco office
80% of new                 customers new to the franchise! .com

FOCUS ON KEY FEATURES & FUNCTIONALITIES WU-Wallet foundation WU Pay International deployment Mobile channel expansion Expanded “Account Funding” Account to Account products Mobile Wallet partnerships

KEY RECENT DEVELOPMENTS
Smartphone access
Launched in May 2011 in U.S.
iPhone, Android, BlackBerry
Unique advanced features for
payments
10%+ of online C2C transactions
in U.S.
Higher share of wallet
Expanding to new geographies

ACCOUNT
KEY RECENT DEVELOPMENTS
New service for bank account payout
Launched in December 2011 in U.S.
Recently expanded to U.K., Australia
Payout to banks in 38 countries
90% new customers/use case
Expanding to new payout geographies

KEY RECENT DEVELOPMENTS
WU Pay - proprietary
alternative payment method
Acquired startup eBillme
Bank transfer/cash
Portfolio of gift card and
merchant for e-commerce
Activating in the U.S., selected
geographical expansion

MOBILE TRANSACTION SERVICES
GSMA lists
120+ initiatives globally
WU approximately
30 partners globally
11 countries live/12 partners
Established brand and presence
Early stages,
3-5 year opportunity
Partnering with MNOs, Banks, and Independents to Enable Mobile Transactions

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

MIKE HAFER Senior Vice President, Stored Value WESTERN UNION VENTURES: STORED VALUE WELCOME

WU 3.0
Transaction Focused
Gold Card Membership
WU 2.0
Registered Customer
Relationships
Created loyal WU
relationships with 19M active
members across 70 markets
A deeper relationship that’s
part of their daily lives
BUILDING DEEPER CUSTOMER RELATIONSHIPS
WU 1.0
Processing Transactions

CONSUMER-FOCUSED SOLUTIONS USING WU ASSETS Via mobile SMS Phone/IVR Online Prepaid Agent Locations Utilizing the Remittance “Fuel” to Drive Convenience and Preference PHILIPPINES Receive Options

CONSUMER-FOCUSED SOLUTIONS USING WU ASSETS
Consumer Focused Model Using WU’s Unique Assets to Differentiate
UNITED STATES
Strong consumer value
Strong satisfaction ratings vs. competitors
Integrated MT/BP driving utility
Source: Absolute Data proprietary Prepaid Card research, August 2011

A GO TO MARKET STRATEGY LEADING TO
ACCELERATED GROWTH
Utilizing a Dual Approach to Accelerate Growth Globally in Key Markets
Expanding presence and success in U.S.
India stored value account to improve
convenience, monetize receivers, grow share of
wallet and expand intra opportunity
Western Union
Launches Markets
Airpak agent partnership leverages strong in
country presence along with WU brand loyalty and
inbound remittance “fuel”
Utilize Partnerships
to Launch Markets
El Salvador Nicaragua
United States India* European Union
Jamaica*
* Coming soon.

VISION: THE WORLD’S LEADING
GLOBAL LOAD/CASH ACCESS NETWORK
Funds In/Out Services
Funds in available in all markets
Funds out in select markets based on
ATM/POS environment
Expanding service already in U.S. and
Argentina
Partnership with MasterCard rePower
Funds in/funds out drives utility, usage, convenience
Expand and Enable Funds In/Out for Stored Value Worldwide
Have begun
global expansion
in key markets

STORED VALUE — WU ON AN UPWARD TRAJECTORY Global expansion New customers Maximize network distribution Grow partnerships 2 countries 40 countries 10 countries 2010 2012 2015

INVESTOR DAY | 2012

WESTERN UNION
moving money for better

DIANE SCOTT Executive Vice President & Chief Marketing Officer and President, Western Union Ventures BRAND WELCOME

FIVE NUMBERS TO REMEMBER
*Source: Western Union 2011 global consumer tracking study of consumers in money movement category
Underserved consumers
SMEs with cross-border
payment needs
Agent locations
Trust in the brand
Global brand awareness*

OUR BRAND IS UNIQUELY POSITIONED ON
THE GLOBAL STAGE
Western Union enables customers to
move up from the bottom of the pyramid.
This is one of the most compelling and
consequential trends of our time.
The business opportunity is massive.

WESTERN UNION IS THE MOST GENUINE GLOBAL MAINSTREAM BRAND

WHERE A SMARTPHONE CAN HARDLY BE FOUND, THERE’S ALWAYS A WESTERN UNION AROUND THE CORNER

WHERE RETAIL BRANDS MIGHT BE IN 10 YEARS, WESTERN UNION IS ALREADY THE PLACE TO BE

WHERE DIGITAL BRANDS ARE BEGINNING TO GO, WESTERN UNION IS ALREADY A HIGHLY TRUSTED BRAND

MOVING MONEY FOR BETTER
Places Western Union at a
pivotal
point in
a
customer’s life and business
A
purpose-driven, do-brand
inspired by
the underserved consumers and businesses
A modern brand platform, inspiring
new behaviors,
elevating
engagement
Lifting up the brand to
succeed
across
new and existing segments

ENGAGING GLOBAL BRAND BUILDING ACTS
Rolling series of engaging brand
acts over seven months
9.5 billion total media impressions
4,700 media placements globally
767 million digital impressions
95 million social media impressions
Site visits from over 205 markets
Raising company profile and
establishing relevancy with
younger, more connected
audience

BUILDING THE BRAND AT THE MOMENT OF TRUTH
Enhancing our global
brand image and
experience through
westernunion.com
DIGITAL RETAIL
New interactive
merchandising unit to
improve customer
experience
MOBILE
Expanding access to
payment services through
mobile devices

STRETCHING THE BRAND EVEN FURTHER
Refined brand architecture
clearly provides an ownable platform for our
products, services and partnerships
We are evolving visually our brand as we reach out to new segments with greater digital access, beginning with the
WU branding in newer channels

WESTERN UNION BRAND – ON THE MOVE A purpose-driven, do-brand inspired by underserved consumers and businesses globally 2 Billion Customers Are Waiting.